Exhibit 10.8

Black Raven Energy, Inc.

EQUITY COMPENSATION PLAN

FORM OF OPTION GRANT

To:

Black Raven Energy, Inc. (the “Company”), pursuant to its Equity Compensation Plan (the “Plan”), has granted to you, the Optionee named above, an option to purchase shares of the Common Stock of the Company (“Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms under the Plan..

The details of the Option are as follows:

1.                                       TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of shares of Common Stock subject to this Option is                                  (    ,000).

2.                                       VESTING. Subject to the limitations contained herein, this Option will vest (become exercisable)                                       .

3.                                       EXERCISE PRICE AND METHOD OF PAYMENT.

(a)                                  EXERCISE PRICE. The exercise price of this Option is            dollars and              cents ($ .    ) per share.

(b)                                 METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment that has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

(i)                                   Payment of the exercise price per share in cash (including check) at the time of exercise.

(ii)                                Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)                             Provided that at the time of exercise the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its Fair Market Value on the date of exercise; or

(iv)                            Payment by a combination of the methods of payment permitted by subsection 3(b) (i) through 3(b) (iii) above.

4.                                       WHOLE SHARES. This Option may not be exercised for any number of shares that would require the issuance of anything other than whole shares.

5.                                       SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this Option may not be exercised unless the shares issuable upon exercise of this Option are then registered under the Securities Act of 1933, as amended (the “Securities Act”), or if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

6.                                       TERM. The term of this Option commences on                            xx, 200x, the date of grant, and expires at midnight on                              xx, 200xx (the “Expiration Date” which is the day before the              (xth) anniversary from the date of grant), unless this Option expires sooner as set forth below or in the Plan. In no event may this Option be exercised on or after the Expiration Date. This Option shall terminate prior to the Expiration Date of its term as follows: three (3) months after the termination of your Continuous Service as an Employee, Director or Consultant (as defined in the Plan) with the Company or an Affiliate of the Company unless your termination of Continuous Status as an Employee, Director or Consultant is due to your permanent disability (within the meaning of Section 422(c) (6) of the Code), or death, then this Option will expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination.

7.                                       EXERCISE.

(a)                                  This Option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 10(e) of the Plan.

(b)                                 By exercising this Option you agree that, as a precondition to the completion of any exercise of this Option, the Company may require you to enter an agreement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this Option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

8.                                       ACCELERATED VESTING UPON CHANGE OF CONTROL.  Notwithstanding Section 2 hereof, the Options shall vest immediately upon a Change of Control if you have been continuously employed by the Company through the date immediately prior to the occurrence of a Change of Control.

9.                                       TRANSFERABILITY. This Option is not transferable, except by will or by the laws of descent and distribution and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this Option.

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10.                                 OPTION NOT A SERVICE CONTRACT. This Option is not an employment contract and nothing in this Option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employment of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in this Option shall obligate the Company or any Affiliate of the Company, or their respective stockholders, Board of Directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or Affiliate.

11.                                 NOTICES. Any Notices provided for in this Option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

12.                                 GOVERNING PLAN DOCUMENT. This Option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this Option.

Dated this xx day of                           , 200x.

Very truly yours,

ACCEPTED:	Black Raven Energy, Inc.

By:

Name:

Date:	Title:

Duly Authorized on Behalf of the Board of Directors

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ATTACHMENTS:

Black Raven Energy, Inc.

EQUITY COMPENSATION PLAN

NOTICE OF EXERCISE

The Undersigned:

(a)                                  Acknowledges receipt of the foregoing Option and the attachments referenced therein and understands that all rights and liabilities with respect to this Option are set forth in the Option and the Plan; and

(b)                                 Acknowledges that as of the date of grant of this Option, it sets forth the entire understanding between the undersigned Optionee and the Company and its Affiliates regarding the acquisition of stock in the Company under this Option and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

None
(Initial)

Other

Dated this day of , 20 .

OPTIONEE:

Signature

Name:
Print Name

Address:

Black Raven Energy, Inc.

EQUITY COMPENSATION PLAN

ELECTION TO EXERCISE

The Optionee hereby exercises Option to purchase                                          shares of the Company’s Common Stock at $                      per share.

Dated this            day of                                          , 20          .

OPTIONEE:

Signature

Name:
Print Name

Address: